CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed
Registration Statements on Form S-8 (File No. 33-27325, File
No. 33-43808 and File No. 33-84106).

                                /s/  Arthur Andersen LLP
                                ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
March 27, 1998